Exhibit 99

CATALYST FOR A BETTER HAWAI'I

SATISTICAL SUPPLEMENT 2025

Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2025 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2025	2024	2023
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$3,086,896	$3,219,850	$3,287,503
Net income (loss) for common stock[1]	123,120	(1,426,009)	199,238
Basic earnings (loss) per common share	0.71	(11.23)	1.82
Diluted earnings (loss) per common share	0.71	(11.23)	1.81
Dividends per common share	—	—	1.08
Net income (loss) for common stock by company
Utilities consolidated	$168,215	$(1,226,362)	$193,952
HEI and other	(45,095)	(96,161)	(48,076)
Discontinued operations	—	(103,486)	53,362
	$123,120	$(1,426,009)	$199,238
Assets[2]
Electric utility	$8,530,520	$7,613,604	$7,283,554
Other	392,359	1,317,812	393,818
Discontinued operations	—	—	9,566,449
	$8,922,879	$8,931,416	$17,243,821
Capital structure[2]
Short-term borrowings	$—	$48,623	$—
Long-term debt, net	2,409,975	2,799,558	2,842,429
Preferred stock of subsidiaries	—	34,293	34,293
Common stock equity	1,605,919	1,479,089	2,344,841
	$4,015,894	$4,361,563	$5,221,563
Capital structure ratios[2]
Short-term borrowings	—%	1.1%	—%
Long-term debt, net	60.0	64.2	54.4
Preferred stock of subsidiaries	—	0.8	0.7
Common stock equity	40.0	33.9	44.9
	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share[2]	132%	113%	67%
Price earnings ratio[3]	17.3x	NM	7.8x
Return on average common equity	8.0%	NM	8.8%
Indicated annual dividend yield[2]	—	—	7.6%
Dividend payout ratio	—	—	59.4%
Full-time employees[2]
HEI (includes Pacific Current)	51	69	75
Hawaiian Electric and its subsidiaries	2,608	2,518	2,564
ASB[4]	—	—	958
	2,659	2,587	3,597

Note: This report should be read in conjunction with HEI’s Form 10-K for each year.
[1] Includes after-tax wildfire expenses net of insurance recoveries and approved deferral treatment of $12.2 million, $1.4 billion and $5.8 million in 2025, 2024 and 2023, respectively.
2 At December 31.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.
[4] Beginning December 31, 2024, as a result of the ASB sale transaction, ASB was no longer a subsidiary of HEI.
NM: Not meaningful

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2025	2024	2023	2022
(in thousands, except per share amounts)
Revenues
Electric utility[1]	$3,071,182	$3,206,700	$3,269,521	$3,408,587
Other[1]	15,714	13,150	17,982	12,330
Total revenues	3,086,896	3,219,850	3,287,503	3,420,917
Expenses
Electric utility (includes $1,875 million of provision, net, for Wildfire tort-related claims recorded in 2024)	2,791,396	4,818,558	2,967,363	3,109,396
Other (includes $35 million of impairment recorded in 2024)	60,178	108,052	45,148	31,966
Total expenses	2,851,574	4,926,610	3,012,511	3,141,362
Operating income (loss)
Electric utility	279,786	(1,611,858)	302,158	299,191
Other	(44,464)	(94,902)	(27,166)	(19,636)
Total operating income (loss)	235,322	(1,706,760)	274,992	279,555
Retirement defined benefits credit—other than service costs	3,482	3,754	4,014	3,688
Interest expense, net	(117,334)	(127,207)	(125,532)	(103,402)
Allowance for borrowed funds used during construction	5,893	5,470	5,201	3,416
Allowance for equity funds used during construction	15,013	13,786	15,164	10,574
Interest income[1]	36,929	19,362	9,105	—
Gain (loss) on sales of subsidiaries and equity-method investments and impairment loss on assets sold and held for sale	(12,376)	—	(644)	8,123
Income (loss) from continuing operations before income taxes	166,929	(1,791,595)	182,300	201,954
Income tax expense (benefit)	40,648	(470,962)	34,534	38,915
Net income (loss) from continuing operations	126,281	(1,320,633)	147,766	163,039
Dividends on and loss on redemption of preferred stock of subsidiaries	3,161	1,890	1,890	1,890
Income (loss) from continuing operations for common stock	123,120	(1,322,523)	145,876	161,149
Income (loss) from discontinued operations	—	(103,486)	53,362	79,989
Net income (loss) for common stock[2]	$123,120	$(1,426,009)	$199,238	$241,138
Continuing operations - Basic earnings (loss) per common share	$0.71	$(10.42)	$1.33	$1.47
Discontinued operations - Basic earnings (loss) per common share	—	(0.81)	0.49	0.73
Basic earnings (loss) per common share	$0.71	$(11.23)	$1.82	$2.20
Continuing operations - Diluted earnings (loss) per common share	$0.71	$(10.42)	$1.33	$1.47
Discontinued operations - Diluted earnings (loss) per common share	—	(0.81)	0.48	0.73
Diluted earnings (loss) per common share	$0.71	$(11.23)	$1.81	$2.20
Weighted-average number of common shares outstanding	172,553	126,927	109,739	109,434
Weighted-average shares assuming dilution	173,017	126,927	110,038	109,778

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Beginning in 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.
[2] Includes after-tax wildfire expenses net of insurance recoveries and approved deferral treatment of $12.2 million, $1.4 billion and $5.8 million in 2025, 2024 and 2023, respectively.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2025	2024	2023	2022
(in thousands)
Net income (loss) for common stock	$123,120	$(1,426,009)	$199,238	$241,138
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	—	(11,227)	20,589	(300,860)
Reclassification adjustment for net realized losses included in net income, net of taxes	—	—	10,954	—
Amortization of unrealized holding losses on held-to-maturity securities, net of taxes	—	13,012	14,398	3,993
Derivatives qualified as cash flow hedges:
Unrealized interest rate hedging gains (losses), net of taxes	(489)	683	(167)	5,457
Reclassification adjustment to net income, net of taxes	(1,031)	(201)	(186)	172
Retirement benefit plans:
Net gains arising during the period, net of taxes	77,873	66,355	10,854	188,020
Adjustment for amortization of prior service credit and net losses (gains) recognized during the period in net periodic benefit cost, net of taxes	(2,057)	(1,730)	(1,560)	19,659
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(74,419)	(63,708)	(8,204)	(199,936)
Other comprehensive income (loss), net of taxes	(123)	3,184	46,678	(283,495)
Comprehensive income (loss) attributable to Hawaiian Electric Industries, Inc.	$122,997	$(1,422,825)	$245,916	$(42,357)

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
December 31	2025	2024	2023
(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$501,778	$750,535	$244,091
Restricted cash	478,968	492,317	15,028
Accounts receivable and unbilled revenues, net	491,526	457,171	546,704
Regulatory assets	50,039	53,895	68,453
Other	305,999	380,408	331,617
Assets held for sale	56,266	—	—
Total current assets	1,884,576	2,134,326	1,205.893
Noncurrent assets:
Property, plant and equipment, net	6,188,372	6,134,318	5,963,084
Operating lease right-of-use assets	56,604	66,553	79,686
Regulatory assets	258,076	227,424	226,351
Other	535,251	368,795	202,358
Total noncurrent assets	7,038,303	6,797,090	6,471.479
Assets of discontinued operations	—	—	9,566,449
Total assets	$8,922,879	$8,931,416	$17,243.821

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts, interest and dividends payable	$250,520	$230,655	$227,239
Short-term borrowings	—	48,623	—
Current portion of long-term debt, net	124,959	109,171	16,496
Regulatory liabilities	51,997	26,568	36,559
Wildfire related claims	530,000	478,750	75,000
Other	410,458	430,824	403,414
Liabilities held for sale	59,803	—	—
Total current liabilities	1,427,737	1,324,591	758.708
Noncurrent liabilities:
Long-term debt, net	2,285,016	2,690,387	2,825,933
Deferred income taxes	—	—	402,246
Operating lease liabilities	43,278	56,523	69,972
Financing lease liabilities	505,590	426,598	331,262
Regulatory liabilities	1,392,147	1,217,515	1,114,131
Defined benefit plans liability	23,656	23,213	78,200
Wildfire tort-related claims	1,436,250	1,436,250	—
Other	203,286	242,957	247,637
Total noncurrent liabilities	5,889,223	6,093,443	5,069.381
Liabilities of discontinued operations	—	—	9,036,598
Total liabilities	7,316,960	7,418,034	14,864,687
Preferred stock of subsidiaries - not subject to mandatory redemption	—	34,293	34,293
Shareholders' equity
Common stock	2,268,187	2,264,544	1,707,471
Retained earnings (deficit)	(665,606)	(788,916)	926,720
Accumulated other comprehensive income (loss), net of taxes	3,338	3,461	(289,350)
Total shareholders' equity	1,605,919	1,479,089	2,344,841
Total liabilities and shareholders' equity	$8,922,879	$8,931,416	$17,243,821

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2022	109,471	$1,692,697	$845,830	$(336,028)	$2,202,499
Net income for common stock	—	—	199,238	—	199,238
Other comprehensive income, net of taxes	—	—	—	46,678	46,678
Issuance of common stock:
Dividend reinvestment and stock purchase plan	537	6,612	—	—	6,612
Share-based plans	144	6,371	—	—	6,371
Share-based expense and other, net	—	1,791	—	—	1,791
Common stock dividends ($1.08 per share)	—	—	(118,348)	—	(118,348)
Balance, December 31, 2023	110,152	1,707,471	926,720	(289,350)	2,344,841
Net loss for common stock	—	—	(1,426,009)	—	(1,426,009)
Other comprehensive income, net of taxes	—	—	—	3,184	3,184
Issuance of common stock:
Common stock offering	62,162	575,000	—	—	575,000
Share-based plans	152	8,018	—	—	8,018
Common stock offering expenses	—	(18,621)	—	—	(18,621)
Share-based expenses and other, net	—	(7,324)	—	—	(7,324)
Discontinued operations	—	—	(289,627)	289,627	—
Balance, December 31, 2024	172,466	2,264,544	(788,916)	3,461	1,479,089
Net loss for common stock	—	—	123,120	—	123,120
Other comprehensive loss, net of tax benefits	—	—	—	(123)	(123)
Issuance of common stock:
Share-based plans	154	3,896	—	—	3,896
Share-based expenses and other, net	—	(648)	—	—	(648)
Stock expense adjustment and other	—	395	190	—	585
Balance, December 31, 2025	172,620	$2,268,187	$(665,606)	$3,338	$1,605,919

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022
(in thousands)
Cash flows from operating activities
Net income (loss)	$126,281	$(1,424,119)	$201,128	$243,028
Adjustments to reconcile net income (loss) to net cash provided by operating activities-continuing operations
Loss (income) from discontinued operations	—	103,486	(53,362)	(79,989)
Depreciation of property, plant and equipment	260,024	261,701	254,990	244,477
Other amortization	38,895	31,832	27,316	25,928
Loss (gain) on sale of subsidiaries and equity-method investment and impairment loss on assets sold and held for sale	12,376	39,642	644	(8,123)
Deferred income tax expense (benefit)	(10,630)	(486,188)	9,352	(33,157)
Share-based compensation expense	3,426	3,591	6,776	7,450
Allowance for equity funds used during construction	(15,013)	(13,786)	(15,164)	(10,574)
Other	(6,359)	(13,790)	(2,989)	(5,323)
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(51,351)	96,700	(71,643)	(147,327)
Decrease (increase) in fuel oil stock	(15,579)	49,361	43,388	(87,569)
Increase in materials and supplies	(14,458)	(4,177)	(34,887)	(7,960)
Decrease (increase) in regulatory assets	(30,462)	(22,743)	(10,613)	34,600
Increase in regulatory liabilities	96,043	48,433	54,470	44,888
Increase in accounts, interest and dividends payable	7,032	6,862	34,290	23,083
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	(4,563)	(25,525)	(9,858)	120,738
Change in defined benefit pension and other postretirement benefit plans liability	(8,788)	(9,358)	(8,215)	(4,564)
Increase in wildfire related claims	47,750	1,840,000	75,000	—
Change in other assets and liabilities, net	(43,551)	(53,812)	(57,255)	(25,924)
Net cash provided by operating activities-continuing operations	391,073	428,110	443,368	333,682
Net cash provided by operating activities-discontinued operations	—	59,371	108,103	120,794
Net cash provided by operating activities	391,073	487,481	551,471	454,476
Cash flows from investing activities
Capital expenditures	(341,202)	(344,251)	(442,727)	(339,333)
Proceeds from sale of subsidiaries	13,781	—	—	—
Acquisition of business	—	—	—	(25,706)
Other, net	5,246	10,330	6,558	14,184
Net cash used in investing activities-continuing operations	(322,175)	(333,921)	(436,169)	(350,855)
Net cash provided by (used in) investing activities-discontinued operations	—	592,239	178,770	(777,827)
Net cash provided by (used in) investing activities	$(322,175)	$258,318	$(257,399)	$(1,128,682)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022

(in thousands)
Cash flows from financing activities
Net increase (decrease) in short-term borrowings with original maturities of three months or less	$—	$—	$(137,650)	$83,652
Proceeds from issuance of short-term debt	—	50,000	65,000	35,000
Repayment of short-term debt	(50,000)	—	(100,000)	—
Proceeds from issuance of long-term debt	510,000	5,475	625,000	227,312
Repayment of long-term debt and funds transferred for repayment of long-term debt	(733,564)	(97,698)	(167,080)	(221,910)
Withheld shares for employee taxes on vested share-based compensation	(178)	(1,074)	(2,371)	(3,165)
Net proceeds from issuance of common stock	—	556,612	1,223	—
Common stock dividends	—	—	(73,957)	(111,229)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)	(1,890)
Redemption of preferred stock of subsidiaries	(35,368)	—	—	—
Other	(20,004)	(13,867)	(5,133)	(2,041)
Net cash provided by (used in) financing activities-continuing operations	(331,004)	497,558	203,142	5,729
Net cash provided by (used in) financing activities-discontinued operations	—	(342,853)	(7,567)	561,942
Net cash provided by (used in) financing activities	(331,004)	154,705	195,575	567,671
Net increase (decrease) in cash, cash equivalents and restricted cash, including cash from discontinued operations	(262,106)	900,504	489,647	(106,535)
Cash, cash equivalents and restricted cash from continuing operations, January 1	1,242,852	259,119	48,778	256,204
Cash, cash equivalents and restricted cash from discontinued operations, January 1	—	435,455	156,149	55,258
Cash, cash equivalents and restricted cash, including cash from discontinued operations, December 31	980,746	1,595,078	694,574	204.927
Less: Cash from discontinued operations	—	(352,226)	(435,455)	(156,149)
Cash, cash equivalents and restricted cash from continuing operations, December 31	980,746	1,242,852	259,119	48,778
Less: Restricted cash	(478,968)	(492,317)	(15,028)	(5,050)
Cash and cash equivalents from continuing operations, December 31	$501,778	$750,535	$244,091	$43,728

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31					2025	2024	2023
(in thousands)

Short-term borrowings[1]					$—	$48,623	$—
Long-term debt[1]
Long-term debt of electric utility subsidiaries, net of unamortized debt issuance costs [2]					2,182,833	1,901,214	1,934,277
HEI 4.58% senior notes, paid in 2025					—	50,000	50,000
HEI 4.72% senior notes, due 2028					37,096	100,000	100,000
HEI 2.82% senior notes, due 2028					8,903	24,000	24,000
HEI 2.48% senior notes, due 2028					11,129	30,000	30,000
HEI 6.04% senior notes, due 2028					14,467	39,000	39,000
HEI 2.98% senior notes, due 2030					18,548	50,000	50,000
HEI 3.15% senior notes, due 2031					18,919	51,000	51,000
HEI 2.78% senior notes, due 2031					9,274	25,000	25,000
HEI 2.98% senior notes, due 2032					11,129	30,000	30,000
HEI 5.43% senior notes, due 2032					27,822	75,000	75,000
HEI 6.10% senior notes, due 2033					22,629	61,000	61,000
HEI 5.43% senior notes, due 2034					12,984	35,000	35,000
HEI 3.74% senior notes, due 2051					7,419	20,000	20,000
HEI 3.94% senior notes, due 2052					7,419	20,000	20,000
Hamakua Energy 4.02% non-recourse notes, due 2030[2]					—	39,026	44,855
Mauo SOFR + 1.475% loan, paid in 2024					—	—	5,384
Mauo 5.07% non-recourse term loan, due 2034 to 2035[2]					—	20,795	16,962
Ka`ie`ie Waho Company 2.79% non-recourse loan, due 2031[2]					—	8,517	9,727
Mahipapa 2.14% non-recourse loan, due 2034 to 2036[3]					—	53,263	53,743
Mahipapa 5.625% non-recourse unsecured loan, due 2027[3]					—	424	578
HEI revolving credit facility SOFR + 2.50%, due 2030[4]					20,000	173,000	175,000
Less unamortized debt issuance cost and debt discount					(596)	(6,681)	(8,097)
Total long term debt, net					2,409,975	2,799,558	2,842,429

Preferred stock of subsidiaries - not subject to mandatory redemption					—	34,293	34,293
Shareholders' equity
Common stock					2,268,187	2,264,544	1,707,471
Retained earnings (deficit)					(665,606)	(788,916)	926,720
Accumulated other comprehensive income (loss), net of taxes					3,338	3,461	(289,350)
Total shareholders' equity					1,605,919	1,479,089	2,344,841
Total short-term borrowings, long term debt, net, preferred stock and shareholders' equity					$4,015,894	$4,361,563	$5,221,563

LONG-TERM DEBT MATURITIES as of December 31, 2025
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
(in thousands)	2026	2027	2028	2029	2030	Thereafter	Total

Long-term debt[1]
Electric utilities[5]	$125,000	$100,000	$67,500	$35,000	$150,000	$1,717,500	$2,195,000
HEI[3]	—	—	71,595	—	38,548	117,595	227,738
Less unamortized debt issuance cost							(12,763)
	$125,000	$100,000	$139,095	$35,000	$188,548	$1,835,095	$2,409,975

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes intercompany borrowings.
[2] The debt of Hamakua Energy, Mauo and Ka’ie’ie Waho was transferred to the buyer as part of the sale of these entities in 2025.
[3] Amounts do not include $54 million related to Mahipapa debt which are included in liabilities held for sale as of December 31, 2025.
4 As of December 31, 2025 and 2024, the weighted-average interest rate was 6.32% and 6.89%, respectively. At December 31, 2024, the credit facility’s interest rate was based on term SOFR plus the applicable margin of 1.75%, reduced by a 0.05% sustainability margin adjustment, plus an additional 0.10% spread adjustment.

[5] See pages 15 to 17 for additional information.

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024		2023	2022	2021
(in thousands)

CAPITAL STRUCTURE[1]
Short-term borrowings, net	$—	$48,623		$—	$87,967	$—
Long-term debt, net, including current portion	2,182,833	1,901,214		1,934,277	1,684,816	1,676,402
Preferred stock[2]	—	34,293		34,293	34,293	34,293
Common stock equity	1,583,399	1,156,955		2,409,110	2,344,170	2,261,899
	$3,766,232	$3,141,085		$4,377,680	$4,151,246	$3,972,594
CAPITAL STRUCTURE RATIOS (%) [1]
Short-term borrowings, net	—	1.6		—	2.1	—
Long-term debt, net, including current portion	58.0	60.5		44.2	40.6	42.2
Preferred stock	—	1.1		0.8	0.8	0.9
Common stock equity	42.0	36.8		55.0	56.5	56.9
	100.0	100.0		100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [3]
Hawaiian Electric	7.37	7.37		7.37	7.37	7.37
Hawaii Electric Light	7.52	7.52		7.52	7.52	7.52
Maui Electric	7.43	7.43		7.43	7.43	7.43
Earned rate-making return on simple average rate base [4]
Hawaiian Electric	7.61	7.18		7.34	7.32	7.28
Hawaii Electric Light	6.65	6.23		6.77	5.76	5.96
Maui Electric	4.49	4.25		4.57	6.53	6.61
Authorized return on simple average common equity [3]
Hawaiian Electric	9.50	9.50		9.50	9.50	9.50
Hawaii Electric Light	9.50	9.50		9.50	9.50	9.50
Maui Electric	9.50	9.50		9.50	9.50	9.50
Earned rate-making return on simple average common equity [5]
Hawaiian Electric	9.92	9.09		9.28	9.67	9.38
Hawaii Electric Light	8.19	7.48		8.27	6.87	7.02
Maui Electric	4.54	3.54		4.46	8.23	8.22
Book return on simple average common equity [6]
Hawaiian Electric	19.27	NM	[7]	8.96	8.76	8.53
Hawaii Electric Light	9.51	NM	[7]	8.09	6.44	6.51
Maui Electric	3.48	NM	[7]	4.53	7.33	7.41

[1] At December 31.
[2]	On October 15, 2025, the Utilities redeemed all of their issued and outstanding cumulative preferred stock.
[3]	Reflects latest interim or final decision and order as of the end of the respective years.
[4]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[5]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[6]	Based on recorded net income divided by average common equity, simple average method.
[7]	NM - Not meaningful The Utility's actual and allowed rates of return are not meaningful due to the accrual of estimated wildfire liabilities of approximately $1.92 billion.

				(Continued on next page)

SELECTED FINANCIAL INFORMATION (continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025		2024	2023	2022	2021
(in thousands)

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,650	[1]	$2,683	$2,689	$2,613	$2,510
Hawaii Electric Light	594	[1]	581	579	573	560
Maui Electric	678	[1]	647	603	559	531
	$3,922		$3,911	$3,871	$3,745	$3,601
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.1		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [2]	36.2		35.8	35.7	36.9	36.8
Weighted-average AFUDC rate	7.3		7.3	7.2	7.1	7.1

[1]	The 12/31/25 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,630, $606 and $698, respectively.
[2]	At December 31.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022	2021
(in thousands)
Revenues[1]	$3,071,182	$3,206,700	$3,269,521	$3,408,587	$2,539,636
Expenses
Fuel oil	947,445	1,078,045	1,211,420	1,265,614	644,349
Purchased power	677,654	703,371	671,769	793,584	670,494
Other operation and maintenance	620,442	609,672	533,557	497,601	475,412
Wildfire tort-related claims	—	1,875,000	—	—	—
Depreciation	256,039	251,142	243,705	235,424	229,469
Taxes, other than income taxes	289,816	301,328	306,912	317,173	240,354
Total expenses	2,791,396	4,818,558	2,967,363	3,109,396	2,260,078
Operating income (loss)	279,786	(1,611,858)	302,158	299,191	279,558
Allowance for equity funds used during construction	15,013	13,786	15,164	10,574	9,534
Retirement defined benefits credit - other than service costs	4,135	4,137	4,303	3,835	3,890
Interest expense and other charges, net	(93,702)	(82,082)	(86,140)	(76,416)	(72,447)
Allowance for borrowed funds used during construction	5,893	5,470	5,201	3,416	3,250
Interest Income[1]	9,463	6,633	6,454	—	—
Income (loss) before income taxes	220,588	(1,663,914)	247,140	240,600	223,785
Income taxes (benefit)	49,033	(439,547)	51,193	49,676	44,148
Net income (loss)	171,555	(1,224,367)	195,947	190,924	179,637
Dividends on and loss on redemption of preferred stock of subsidiaries	915	915	915	915	915
Net income (loss) attributable to Hawaiian Electric	170,640	(1,225,282)	195,032	190,009	178,722
Dividends on and loss on redemption of preferred stock of Hawaiian Electric	2,425	1,080	1,080	1,080	1,080
Net income (loss) for common stock[2]	168,215	(1,226,362)	193,952	188,929	177,642
Retained earnings, January 1	223,896	1,476,258	1,411,306	1,348,277	1,282,335
Common stock dividends	(30,000)	(26,000)	(129,000)	(125,900)	(111,700)
Stock expense adjustment and other	190	—	—	—	—
Retained earnings, December 31	$362,301	$223,896	$1,476,258	$1,411,306	$1,348,277

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.
[2]	Includes wildfire expenses net of insurance recoveries and approved deferral treatment of $9.3 million, $1.4 billion and $1.1 million in 2025, 2024 and 2023, respectively.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2025	2024	2023	2022	2021
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment	$9,693,356	$9,286,330	$8,947,305	$8,355,294	$7,992,489
Less accumulated depreciation	(3,508,592)	(3,326,624)	(3,197,514)	(3,086,499)	(2,940,517)
Utility property, plant and equipment, net	6,184,764	5,959,706	5,749,791	5,268,795	5,051,972
Nonutility property, plant and equipment, less accumulated depreciation	2,705	2,792	6,942	6,945	6,949
Total property, plant and equipment, net	6,187,469	5,962,498	5,756,733	5,275,740	5,058,921
Current assets
Cash and cash equivalents	486,220	184,148	106,077	39,242	52,169
Restricted cash	—	—	2,000	—	3,089
Customer accounts receivable, net	172,894	199,898	244,309	288,338	186,859
Accrued unbilled revenues, net	192,033	178,721	185,644	183,280	129,155
Other accounts receivable, net	76,346	69,637	111,519	13,567	7,267
Fuel oil stock, at average cost	113,582	98,903	148,237	191,530	104,078
Materials and supplies, at average cost	132,803	118,466	114,433	79,568	71,877
Prepayments and other	57,980	151,220	58,491	33,482	46,031
Regulatory assets	50,039	53,895	68,453	52,273	66,664
Total current assets	1,281,897	1,054,888	1,039,163	881,280	667,189
Other long-term assets
Operating lease right-of-use assets	55,863	59,281	71,877	89,318	101,470
Regulatory assets	258,076	227,424	226,351	190,240	498,879
Defined benefit pension and other postretirement benefit plans asset	219,477	108,819	67,568	36,960	26,055
Investment in unconsolidated affiliate	287,250	—	—	—	—
Other	240,488	200,694	121,862	123,929	139,111
Total other long-term assets	1,061,154	596,218	487,658	440,447	765,515
Total assets	$8,530,520	$7,613,604	$7,283,554	$6,597,467	$6,491,625
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,583,399	$1,156,955	$2,409,110	$2,344,170	$2,261,899
Cumulative preferred stock - not subject to mandatory redemption	—	34,293	34,293	34,293	34,293
Long-term debt, net	2,057,874	1,854,214	1,934,277	1,584,854	1,624,427
Total capitalization	3,641,273	3,045,462	4,377,680	3,963,317	3,920,619
Current liabilities
Current portion of operating lease liabilities	17,565	15,202	16,617	19,095	49,368
Current portion of long-term debt, net	124,959	47,000	—	99,962	51,975
Short-term borrowings from non-affiliate	—	48,623	—	87,967	—
Accounts payable	217,203	196,980	191,040	202,492	160,007
Interest and preferred dividends payable	28,024	21,536	22,882	17,176	17,325
Taxes accrued, including revenue taxes	263,179	272,001	291,942	289,902	208,280
Regulatory liabilities	51,997	26,568	36,559	31,475	29,760
Wildfire tort-related claims	482,250	478,750	75,000	—	—
Other	119,278	121,011	96,436	85,596	71,569
Total current liabilities	1,304,455	1,227,671	730,476	833,665	588,284
Deferred credits and other liabilities
Operating lease liabilities	42,753	49,135	62,098	78,715	65,780
Finance lease liabilities	505,590	425,625	330,978	46,048	—
Deferred income taxes	—	—	399,001	384,430	408,634
Regulatory liabilities	1,392,147	1,217,515	1,114,131	1,024,175	967,008
Unamortized tax credits	67,918	76,676	84,312	95,300	103,945
Defined benefit pension and other postretirement benefit plans liability	6,909	6,428	60,671	49,748	321,780
Wildfire tort-related claims	1,436,250	1,436,250	—	—	—
Other	133,225	128,842	124,207	122,069	115,575
Total deferred credits and other liabilities	3,584,792	3,340,471	2,175,398	1,800,485	1,982,722
Total capitalization and liabilities	$8,530,520	$7,613,604	$7,283,554	$6,597,467	$6,491,625

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023
(in thousands)
Cash flows from operating activities
Net income (loss)	$171,555	$(1,224,367)	$195,947
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation of property, plant and equipment	256,039	251,142	243,705
Other amortization	38,166	31,828	26,490
Deferred income tax expense (benefit)	(6,242)	(481,624)	1,439
State refundable credit	(12,386)	(11,914)	(11,325)
Bad debt expense	3,541	4,720	8,161
Allowance for equity funds used during construction	(15,013)	(13,786)	(15,164)
Other	2,652	(6,311)	460
Changes in assets and liabilities
Decrease (increase) in accounts receivable	9,481	88,376	(65,004)
Decrease (increase) in accrued unbilled revenues	(13,254)	7,561	(3,048)
Decrease (increase) in fuel oil stock	(14,679)	49,334	43,293
Increase in materials and supplies	(14,337)	(4,033)	(34,865)
Increase in regulatory assets	(30,462)	(22,743)	(10,613)
Increase in regulatory liabilities	96,043	48,433	54,470
Increase in accounts payable	8,719	9,644	20,454
Change in prepaid and accrued income taxes, tax credits and revenue taxes	(5,894)	(26,542)	1,878
Change in defined benefit pension and other postretirement benefit plans asset/liability	(8,777)	(9,218)	(8,186)
Increase in wildfire tort-related claims[1]	—	1,840,000	75,000
Change in other assets and liabilities	(28,066)	(64,767)	(48,725)
Net cash provided by operating activities	437,086	465,733	474,367
Cash flows from investing activities
Capital expenditures	(339,573)	(329,479)	(438,775)
Other	6,142	11,848	6,176
Net cash used in investing activities	(333,431)	(317,631)	(432,599)
Cash flows from financing activities
Common stock dividends	(30,000)	(26,000)	(129,000)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock/capital contribution from parent	540	270	—
Proceeds from issuance of long-term debt	500,000	—	350,000
Repayment of long-term debt and funds transferred for repayment of long-term debt	(166,000)	(81,000)	(100,000)
Net decrease in short-term borrowings from non-affiliates and affiliate with original maturities of three months or less	—	—	(87,967)
Proceeds from issuance of short-term debt	—	50,000	—
Repayment of short-term debt	(50,000)	—	—
Payments of obligations under finance leases	(9,905)	(4,119)	(3,128)
Redemption of preferred stock	(35,468)	—	—
Other	(8,755)	(9,187)	(843)
Net cash provided by (used in) financing activities	198,417	(72,031)	27,067
Net increase in cash, cash equivalents and restricted cash	302,072	76,071	68,835
Cash, cash equivalents and restricted cash, January 1	184,148	108,077	39,242
Cash, cash equivalents and restricted cash, December 31	486,220	184,148	108,077
Less: Restricted cash	—	—	(2,000)
Cash and cash equivalents, December 31	$486,220	$184,148	$106,077

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.and subsidiaries' Form 10-K for each year. Reclassification of 2023 amounts were made to conform to the 2024 presentation.
[1]	Reclassified 2023 amount from "change in other assets and liabilities" to "increase in wildfire tort-related claims" to conform to 2024 presentation.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2025	2024	2023	2022	2021
(dollars in thousands, except par values)

				Shares outstanding[1]
Series		Par value	Company	12/31/2025
C	4.25%	$20	Hawaiian Electric	—	$—	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	—	—	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	—	—	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	—	—	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	—	—	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	—	—	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	—	—	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	—	—	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	—	—	5,000	5,000	5,000	5,000
				—	$—	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

[1]	On October 15, 2025, the Utilities redeemed all of their issued and outstanding cumulative preferred stock.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2025	2024	2023	2022	2021
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Refunding series 2015, 3.25%, paid in 2025	$—	$40,000	$40,000	$40,000	$40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	62,000
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2019, 3.20%, due 2039	90,000	90,000	90,000	90,000	90,000
Series 2019, 3.50%, due 2049	70,000	70,000	70,000	70,000	70,000
	322,000	362,000	362,000	362,000	362,000

Hawaii Electric Light
Refunding series 2015, 3.25%, paid in 2025	—	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	8,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2019, 3.20%, due 2039	60,000	60,000	60,000	60,000	60,000
Series 2019, 3.50%, due 2049	2,500	2,500	2,500	2,500	2,500
	90,500	95,500	95,500	95,500	95,500

Maui Electric
Refunding series 2015, 3.25%, paid in 2025	—	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Series 2019, 3.50%, due 2049	7,500	7,500	7,500	7,500	7,500
	82,500	84,500	84,500	84,500	84,500
Total obligations to the State of Hawaii	$495,000	$542,000	$542,000	$542,000	$542,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2025	2024	2023	2022	2021
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2013A, 4.45%, paid in 2022	$—	$—	$—	$—	$40,000
Series 2012C, 4.55%, paid in 2023	—	—	—	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	40,000
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	52,000	52,000
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	12,500	12,500
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	10,500	10,500
Series 2019A, 4.21%, due 2034	30,000	30,000	30,000	30,000	30,000
Series 2020A, 3.31%, due 2030	50,000	50,000	50,000	50,000	50,000
Series 2020B, 3.31%, due 2030	40,000	40,000	40,000	40,000	40,000
Series 2020C, 3.96%, due 2050	20,000	20,000	20,000	20,000	20,000
Series 2020D, 3.28%, due 2040	30,000	30,000	30,000	30,000	30,000
Series 2020E, 3.51%, due 2050	30,000	30,000	30,000	30,000	30,000
Series 2022A, 3.70%, due 2032	40,000	40,000	40,000	40,000	—
Series 2023A, 6.11%, due 2030	40,000	40,000	40,000	—	—
Series 2023B, 6.25%, due 2033	40,000	40,000	40,000	—	—
Series 2023C, 6.70%, due 2053	20,000	20,000	20,000	—	—
Senior Notes 2025, 6%, due 2033	500,000	—	—	—	—
	1,370,000	870,000	870,000	820,000	820,000

Hawaii Electric Light
Series 2013B, 4.45%, paid in 2022	—	—	—	—	12,000
Series 2012B, 4.55%, paid in 2023	—	—	—	20,000	20,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	9,000	9,000
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	3,000	3,000
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	3,000	3,000
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.96%, due 2050	10,000	10,000	10,000	10,000	10,000
Series 2020B, 3.28%, due 2040	15,000	15,000	15,000	15,000	15,000
Series 2020C, 3.51%, due 2050	15,000	15,000	15,000	15,000	15,000
Series 2022A, 3.70%, due 2032	10,000	10,000	10,000	10,000	—
Series 2023A, 6.25%, due 2033	25,000	25,000	25,000	—	—
	$155,000	$155,000	$155,000	$150,000	$152,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2025	2024	2023	2022	2021
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Maui Electric
Series 2012C, 4.55%, paid in 2023	$—	$—	$—	$30,000	$30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65%, due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	10,000
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	6,500	6,500
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	2,000	2,000
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	1,500	1,500
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.31%, due 2030	20,000	20,000	20,000	20,000	20,000
Series 2020B, 3.96%, due 2050	20,000	20,000	20,000	20,000	20,000
Series 2020C, 3.51%, due 2050	25,000	25,000	25,000	25,000	25,000
Series 2022A, 3.70%, due 2032	10,000	10,000	10,000	10,000	—
Series 2023A, 6.25%, due 2033	25,000	25,000	25,000	—	—
	175,000	175,000	175,000	180,000	170,000
Total taxable unsecured senior notes	1,700,000	1,200,000	1,200,000	1,150,000	1,142,000
Revolving credit facility SOFR +2.25%, due 2026	—	166,000	200,000	—	—
Total other long-term debt - unsecured	1,700,000	1,366,000	1,400,000	1,150,000	1,142,000
Total long-term debt	2,195,000	1,908,000	1,942,000	1,692,000	1,684,000
Less current portion of long-term debt, net of unamortized debt issuance costs	124,959	47,000	—	99,962	51,975
Less unamortized debt issuance costs	12,167	6,786	7,723	7,184	7,598
Long-term debt, net	$2,057,874	$1,854,214	$1,934,277	$1,584,854	$1,624,427

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022	2021
SERVICE AREA [1]
Service area (estimated, in square miles)	5,800	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,372	1,361	1,366	1,368
CUSTOMER ACCOUNTS [2]
Residential	418,801	417,253	416,072	413,744	414,713
Commercial	54,701	54,571	54,831	55,228	55,201
Industrial	739	712	702	696	698
	474,241	472,536	471,605	469,668	470,612
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	310,789	310,336	309,631	306,978	308,721
Hawaii Electric Light	91,234	90,522	89,477	88,757	88,103
Maui Electric	72,218	71,678	72,497	73,933	73,788
Consolidated	474,241	472,536	471,605	469,668	470,612
MEGAWATTHOUR SALES (thousands)[2]
Residential	2,358	2,295	2,342	2,415	2,492
Commercial	2,657	2,623	2,611	2,643	2,595
Industrial	3,408	3,301	3,274	3,296	3,174
	8,423	8,219	8,227	8,354	8,261
MEGAWATTHOUR SALES MIX (%)[2]
Residential	28.0	27.9	28.5	28.9	30.2
Commercial	31.5	31.9	31.7	31.6	31.4
Industrial	40.5	40.2	39.8	39.5	38.4
	100.0	100.0	100.0	100.0	100.0
MEGAWATTHOUR SALES BY COMPANY (thousands)
Hawaiian Electric	6,258	6,134	6,138	6,211	6,169
Hawaii Electric Light	1,063	1,047	1,044	1,054	1,044
Maui Electric	1,102	1,038	1,045	1,089	1,048
Consolidated	8,423	8,219	8,227	8,354	8,261
MEGAWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	2.0	(0.1)	(1.2)	0.7	(0.2)
Hawaii Electric Light	1.5	0.3	(0.9)	1.0	6.7
Maui Electric	6.2	(0.7)	(4.0)	3.9	9.3
Consolidated	2.5	(0.1)	(1.5)	1.1	1.7
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	32	31	30	28	33
Hawaii Electric Light	57	59	52	48	60
Maui Electric	42	41	35	36	50
Consolidated	37	36	33	32	38

[1] Source: State of Hawaii Data Book 2024 (prior years)
[2]	At December 31. "Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	In July 2022, former Governor Ige signed Act 240 (H.B.2089), which amended the RPS calculation from renewable energy as a percentage of sales to a percentage of total generation. The amended RPS calculation that applies to all years after 2021 results in a lower calculated percentage than the amount calculated under the previous methodology.
n/a: Not available
		(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022	2021
REVENUES (thousands)[1]
Electric sales revenue
Residential	$983,583	$1,011,289	$1,028,415	$1,069,974	$843,655
Commercial	972,747	1,023,571	1,039,894	1,085,405	810,658
Industrial	1,067,468	1,122,152	1,156,909	1,211,242	853,293
Total electric sales revenues	3,023,798	3,157,012	3,225,218	3,366,621	2,507,606
Other revenues[2]	47,384	49,688	44,303	41,966	32,030
Total revenues	$3,071,182	$3,206,700	$3,269,521	$3,408,587	$2,539,636
Less:
Fuel oil	947,445	1,078,045	1,211,420	1,265,614	644,349
Purchased power	677,654	703,371	671,769	793,584	670,494
Taxes, other than income taxes	289,816	301,328	306,912	317,173	240,354
Net revenues	$1,156,267	$1,123,956	$1,079,420	$1,032,216	$984,439
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$2,177,043	$2,283,148	$2,356,478	$2,452,969	$1,793,372
Hawaii Electric Light	458,524	483,715	464,161	485,590	381,033
Maui Electric	438,098	440,432	448,882	470,355	365,256
HE AR Inter[3]	11,943	5,570	—	—	—
Eliminations[2,3]	(14,426)	(6,165)	—	(327)	(25)
Consolidated	$3,071,182	$3,206,700	$3,269,521	$3,408,587	$2,539,636
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	41.72	44.06	43.91	44.30	33.86
Commercial	36.57	39.02	39.82	40.99	31.21
Industrial	31.33	33.99	35.34	36.75	26.88
Other	38.98	41.05	40.79	55.24	34.19
	35.90	38.41	39.21	40.30	30.35
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	34.19	36.62	37.86	39.00	28.72
Hawaii Electric Light	42.53	45.43	43.90	45.51	36.00
Maui Electric	39.19	41.90	42.39	42.67	34.33
Consolidated	35.90	38.41	39.21	40.30	30.35
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,621	5,450	5,589	5,761	6,013
Hawaii Electric Light	5,399	5,459	5,480	5,644	5,795
Maui Electric	6,028	5,858	5,981	6,298	6,339
Consolidated	5,639	5,512	5,628	5,821	6,022
Average monthly electric sales revenue per residential customer	$196	$202	$206	$215	$170

[1]	"Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[2]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income (and associated intercompany eliminations).
[3]	In 2024, HE AR Inter was formed to pursue financing through a secured asset-based (accounts receivable) credit facility. The gain on sale of receivables is eliminated at consolidation.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022	2021
ENERGY NET GENERATED AND PURCHASED (thousands of MWH)
Net generated
Fuel oil
Conventional oil-fired steam units	3,993	3,993	4,057	3,701	3,288
Dual train combined-cycle unit	805	714	747	795	749
Diesel internal combustion engine	313	337	362	323	304
Simple-cycle combustion turbines	143	150	115	133	89
	5,254	5,194	5,281	4,952	4,430
Biodiesel internal combustion engine	11	17	17	16	25
Hydro	1	4	5	6	9
Solar	39	37	40	38	37
Total net generated	5,305	5,252	5,343	5,012	4,501
Purchased
Non-renewable [1]	1,486	1,423	1,518	2,066	2,470
Renewable [2]	2,012	1,939	1,741	1,684	1,684
Battery Storage [3]	176	187	12	—	—
Total purchased	3,674	3,549	3,271	3,750	4,154
Customer-sited solar	1,857	1,691	1,586	1,522	1,418
	10,836	10,492	10,200	10,284	10,073
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	36.8	38.1	39.8	36.0	32.6
Dual train combined-cycle unit	7.4	6.8	7.3	7.7	7.4
Diesel internal combustion engine	2.9	3.2	3.5	3.1	3.0
Simple-cycle combustion turbines	1.3	1.4	1.1	1.3	0.9
	48.4	49.5	51.7	48.1	43.9
Biodiesel internal combustion engine	0.1	0.2	0.2	0.2	0.2
Hydro	—	—	—	0.1	0.1
Solar	0.4	0.4	0.4	0.4	0.4
Total generation	48.9	50.1	52.3	48.8	44.6
Purchased
Non-renewable [1]	13.7	13.6	14.9	20.1	24.6
Renewable [2]	18.7	18.4	17.2	16.3	16.7
Battery Storage [3]	1.6	1.8	0.1	—	—
Total purchased	34.0	33.8	32.2	36.4	41.3
Customer-sited solar	17.1	16.1	15.5	14.8	14.1
	100.0	100.0	100.0	100.0	100.0

[1]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant has ceased operations.
[2]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[3]	Represents Kapolei Energy Storage, which reached commercial operations in December 2023.
		(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2025	2024	2023	2022	2021
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	993	993	1,086	1,086	1,086
Diesel internal combustion engine	134	147	147	146	146
Simple-cycle combustion turbines	254	280	279	279	279
Dual train combined-cycle unit	170	170	170	170	170
Biodiesel internal combustion engine	57	57	57	57	57
	1,608	1,647	1,739	1,738	1,738
Firm purchase power contracts [3]
Non-renewable [4]	268	268	268	268	448
Renewable	101	98	94	94	92
	369	366	362	362	540
	1,977	2,013	2,101	2,100	2,278
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,472	1,472	1,564	1,564	1,744
Hawaii Electric Light	248	272	268	268	266
Maui Electric	257	269	269	268	268
	1,977	2,013	2,101	2,100	2,278
SYSTEM PEAK LOAD BY COMPANY (MW) [5]
Hawaiian Electric	1,058	1,050	1,060	1,072	1,072
Hawaii Electric Light	184	184	187	188	194
Maui Electric	205	190	200	207	205
	1,447	1,424	1,447	1,467	1,471
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	9,437	9,374	9,559	8,945	8,048
Average fuel oil cost per barrel	$100.40	$115.00	$126.73	$141.49	$80.06
Average fuel oil cost per million BTU (cents)	1,632.9	1,868.2	2,060.0	2,310.9	1,305.4
Fuel oil cost per net KWH generated (cents)	17.997	20.688	22.869	25.283	14.344
BTU per net KWH generated by company
Hawaiian Electric	11,089	11,079	11,178	10,943	10,962
Hawaii Electric Light	11,064	11,558	11,691	11,680	11,876
Maui Electric	10,684	10,720	10,461	10,501	10,543
Consolidated	11,021	11,074	11,102	10,941	10,988
OTHER DATA
Losses and system uses (%)	4.1	6.4	4.2	4.4	4.3
Reserve margin (%) [5]	36.6	41.4	45.2	43.1	54.8
Annual load factor (%) [5]	70.8	70.6	68.0	68.2	67.2
Average cost per KWH purchased from IPPs (cents)	18.444	19.818	20.536	21.160	16.142

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	Non-renewable firm power contracts include: AES Hawaii (AES)-see note 4 below, Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 5 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[4]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant ceased operations.
[5]	Net; noncoincident and nonintegrated.